Exhibit 10.39
FUEL PURCHASE ORDER: L08046
AMENDMENT NO. 1

Buyer:	Louisville Gas and Electric Company (“LG&E”), as Buyer 220 West Main Street P.O. Box 32010 Louisville, Kentucky 40232-2010 Attn: Mike Dotson Phone: 502-627-2322 Fax: 502-627-3243

Seller:	Armstrong Coal Company 407 Brown Road Madisonville, Kentucky 42431

Fuel Purchase Order Number:	L08046

Original Fuel Purchase Order:	The parties have entered into a Fuel Purchase Order (L08046) dated July 1, 2008 and wish to amend such Purchase Order per this Amendment No.1.

Date:	July 28, 2008

Amendment:	This Purchase Order is hereby amended to add an additional Delivery Point and price for the new Delivery Point.

Base Price:	Price for additional Delivery Point, $72.00 per ton Yellow Banks River Terminal.

Delivery Point:	Add the Yellow Banks River Terminal, MP 751.0 Ohio River. All other terms, conditions and price remain the same as detailed in the Purchase Order.

BUYER	SELLER

LOUISVILLE GAS and ELECTRIC CO.	ARMSTRONG COAL COMPANY

/s/	/s/ Kenneth E. Allen

Director — Corporate Fuels and By-Products	Title: V.P. Operations
Date: 7/28/08	Date: 7-29-08